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                                                                    Exhibit 23.1

                  ARONEX PHARMACEUTICALS, INC. AND SUBSIDIARIES

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 18, 2000 included in this Form 10-K, into Aronex Pharmaceuticals, Inc. previously filed Registration Statements on Form S-8 dated August 18, 1992, June 7, 1994, December 31, 1997 and August 20, 1999.



ARTHUR ANDERSEN LLP



April 4, 2000
Houston, Texas